Fourth Quarter and Full Year 2020 Earnings Conference Call FTI Consulting, Inc. February 25, 2021 Exhibit 99.1

Cautionary Note About Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, the impact of the COVID-19 pandemic and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business, differently and adversely, and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, and other risks described under the heading "Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Fourth Quarter 2020: Financial Review (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure. All numbers in $000s, except for per share data and percentages   Consolidated Results Q4 2020 Q4 2019 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q4 2020 vs. Q4 2019 Revenues $ 626,581 $ 602,218 4.0% 2.9% Net income $ 55,589 $ 29,061 91.3 % Earnings per Diluted Share $ 1.57 $ 0.76 106.6 % Adjusted Earnings per Diluted Share (1) $ 1.61 $ 0.80 101.3 % Adjusted EBITDA (1) $ 82,347 $ 58,284 41.3 % Adjusted EBITDA Margin (1) 13.1% 9.7% — Segment Results Corporate Finance & Restructuring Revenues $ 219,809 $ 181,054 21.4% 20.5% Adjusted Segment EBITDA $ 35,405 $ 24,798 42.8 % Adjusted Segment EBITDA Margin 16.1% 13.7% — Forensic and Litigation Consulting Revenues $ 127,193 $ 150,262 -15.4% -16.0% Adjusted Segment EBITDA $ 7,622 $ 17,369 -56.1 % Adjusted Segment EBITDA Margin 6.0% 11.6% — Economic Consulting Revenues $ 160,479 $ 153,054 4.9% 3.4% Adjusted Segment EBITDA $ 31,308 $ 17,346 80.5 % Adjusted Segment EBITDA Margin 19.5% 11.3% — Technology Revenues $ 58,624 $ 51,533 13.8% 12.6% Adjusted Segment EBITDA $ 10,155 $ 7,804 30.1 % Adjusted Segment EBITDA Margin 17.3% 15.1% — Strategic Communications Revenues $ 60,476 $ 66,315 -8.8% -10.8% Adjusted Segment EBITDA $ 11,738 $ 9,877 18.8 % Adjusted Segment EBITDA Margin 19.4% 14.9% —

Full Year 2020: Financial Review (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure. All numbers in $000s, except for per share data and percentages   Consolidated Results FY 2020 FY 2019 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for FY 2020 vs. FY 2019 Revenues $ 2,461,275 $ 2,352,717 4.6% 4.6% Net income $ 210,682 $ 216,726 -2.8 % Earnings per Diluted Share $ 5.67 $ 5.69 -0.4 % Adjusted Earnings per Diluted Share (1) $ 5.99 $ 5.80 3.3 % Adjusted EBITDA (1) $ 332,271 $ 343,900 -3.4 % Adjusted EBITDA Margin (1) 13.5% 14.6% — Segment Results Corporate Finance & Restructuring Revenues $ 910,184 $ 723,721 25.8% 25.9% Adjusted Segment EBITDA $ 216,830 $ 160,735 34.9 % Adjusted Segment EBITDA Margin 23.8% 22.2% — Forensic and Litigation Consulting Revenues $ 500,275 $ 577,780 -13.4% -13.2% Adjusted Segment EBITDA $ 33,374 $ 104,435 -68.0 % Adjusted Segment EBITDA Margin 6.7% 18.1% — Economic Consulting Revenues $ 599,088 $ 592,542 1.1% 0.8% Adjusted Segment EBITDA $ 91,432 $ 84,112 8.7 % Adjusted Segment EBITDA Margin 15.3% 14.2% — Technology Revenues $ 223,016 $ 215,584 3.4% 3.3% Adjusted Segment EBITDA $ 43,013 $ 45,688 -5.9 % Adjusted Segment EBITDA Margin 19.3% 21.2% — Strategic Communications Revenues $ 228,712 $ 243,090 -5.9% -6.1% Adjusted Segment EBITDA $ 38,975 $ 44,544 -12.5 % Adjusted Segment EBITDA Margin 17.0% 18.3% —

Cash Position and Capital Allocation Snapshot As of December 31, 2020, September 30, 2020 and December 31, 2019 (1)DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2)Total debt excludes the impact of unamortized deferred debt issue costs of $3.8 million, $4.2 million, and $5.2 million as of December 31, 2020, September 30, 2020, and December 31, 2019, respectively, and excludes the impact of unamortized deferred debt discount of $26.3 million, $28.6 million, and $35.4 million as of December 31, 2020, September 30, 2020, and December 31, 2019, respectively, related to our 2.0% convertible senior notes due 2023. (3)See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO  As of December 31, 2020 As of September 30, 2020 As of December 31, 2019 Cash and cash equivalents $ 294,953 $ 304,658 $ 369,373 Accounts receivable, net $ 711,357 $ 762,760 $ 693,372 Days Sales Outstanding ("DSO") (1) 95 104 97 Net cash provided by operating activities $ 327,069 $ 140,977 $ 217,886 Purchases of property and equipment $ (34,866) $ (25,663) $ (42,072) Purchase and retirement of common stock $ (353,593) $ (175,832) $ (105,797) Total Debt (2) $ 316,250 $ 341,250 $ 316,250 Free Cash Flow (3) $ 292,203 $ 115,314 $ 175,814

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Three Months Ended December 31, 2020 and December 31, 2019 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Three Months Ended December 31, 2020 Three Months Ended December 31, 2019 Net income $ 55,589 $ 29,061 Non-cash interest expense on convertible notes 2,317 2,195 Tax impact of non-cash interest expense on convertible notes (602) (571) Adjusted Net Income (1) $ 57,304 $ 30,685       Earnings per Diluted Share $ 1.57 $ 0.76 Non-cash interest expense on convertible notes 0.06 0.06 Tax impact of non-cash interest expense on convertible notes (0.02) (0.02) Adjusted Earnings per Diluted Share (1) $ 1.61 $ 0.80 Weighted average number of common shares outstanding — diluted 35,484 38,126

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Years Ended December 31, 2020 and December 31, 2019 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data Year Ended December 31, 2020 Year Ended December 31, 2019 Net income $ 210,682 $ 216,726 Special charges 7,103 — Tax impact of special charges (1,847) — Non-cash interest expense on convertible notes 9,083 8,606 Tax impact of non-cash interest expense on convertible notes (2,361) (2,237) Tax impact of gain on sale business — (2,097) Adjusted Net Income (1) $ 222,660 $ 220,998       Earnings per Diluted Share $ 5.67 $ 5.69 Special charges 0.19 — Tax impact of special charges (0.05) — Non-cash interest expense on convertible notes 0.24 0.23 Tax impact of non-cash interest expense on convertible notes (0.06) (0.06) Tax impact of gain on sale of business — (0.06) Adjusted Earnings per Diluted Share (1) $ 5.99 $ 5.80 Weighted average number of common shares outstanding — diluted 37,149 38,111

Reconciliation of Net Income and Operating Income to Adjusted EBITDA Three Months Ended December 31, 2020 and December 31, 2019 All numbers in $000s (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Three Months Ended December 31, 2020   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $ 55,589 Interest income and other 4,291 Interest expense 4,636 Income tax provision 6,422 Operating income $ 32,182 $ 6,046 $ 29,774 $ 7,227 $ 10,244 $ (14,535) $ 70,938 Depreciation and amortization 1,359 1,403 1,342 2,928 776 654 8,462 Amortization of intangible assets 1,864 173 192 — 718 — 2,947 Adjusted EBITDA (1) $ 35,405 $ 7,622 $ 31,308 $ 10,155 $ 11,738 $ (13,881) $ 82,347 Three Months Ended December 31, 2019   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $ 29,061 Interest income and other 3,680 Interest expense 4,835 Income tax provision 10,624 Operating income $ 22,478 $ 15,895 $ 16,022 $ 4,942 $ 8,483 $ (19,620) $ 48,200 Depreciation and amortization 1,037 1,187 1,280 2,862 694 710 7,770 Amortization of intangible assets 1,283 287 44 — 700 — 2,314 Adjusted EBITDA (1) $ 24,798 $ 17,369 $ 17,346 $ 7,804 $ 9,877 $ (18,910) $ 58,284

Reconciliation of Net Income and Operating Income to Adjusted EBITDA Years Ended December 31, 2020 and December 31, 2019 All numbers in $000s (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Year Ended December 31, 2020   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $ 210,682 Interest income and other 412 Interest expense 19,805 Income tax provision 51,764 Operating income $ 205,029 $ 23,899 $ 85,690 $ 30,869 $ 31,639 $ (94,463) $ 282,663 Depreciation and amortization 4,485 5,191 5,382 11,867 2,456 2,737 32,118 Amortization of intangible assets 6,455 800 325 1 2,806 — 10,387 Special charges 861 3,484 35 276 2,074 373 7,103 Adjusted EBITDA (1) $ 216,830 $ 33,374 $ 91,432 $ 43,013 $ 38,975 $ (91,353) $ 332,271 Year Ended December 31, 2019   Corporate Finance & Restructuring Forensic and Litigation Consulting Economic Consulting Technology Strategic Communications Unallocated Corporate Total Net income $ 216,726 Interest income and other (2,061) Interest expense 19,206 Income tax provision 71,724 Operating income $ 152,948 $ 98,648 $ 78,201 $ 35,022 $ 39,174 $ (98,398) $ 305,595 Depreciation and amortization 3,858 4,635 5,734 10,666 2,476 2,784 30,153 Amortization of intangible assets 3,929 1,152 177 — 2,894 — 8,152 Adjusted EBITDA (1) $ 160,735 $ 104,435 $ 84,112 $ 45,688 $ 44,544 $ (95,614) $ 343,900

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow Three Months and Years Ended December 31, 2020 and December 31, 2019 (1)See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. All numbers in $000s Three Months Ended December 31, 2020 Year Ended December 31, 2020 Three Months Ended December 31, 2019 Year Ended December 31, 2019 Net cash provided by operating activities $ 186,092 $ 327,069 $ 141,020 $ 217,886 Purchases of property and equipment (9,203) (34,866) (15,046) (42,072) Free Cash Flow (1) $ 176,889 $ 292,203 $ 125,974 $ 175,814

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income and Consolidated Statements of Cash Flows.

Fourth Quarter and Full Year 2020: Select Geographic Review Percentage of Consolidated Revenues Revenue Growth Region Q4 2020 FY 2020 Q4 2020 vs. Q4 2019 FY 2020 vs. FY 2019 North America 62.9% 64.4% 0.0% 0.0% EMEA 29.7% 28.1% 18.5% 19.6 % Asia Pacific 6.3% 6.3% -1.3% 0.2 % Latin America 1.1% 1.2% -38.4% -16.5%

Fourth Quarter 2020: Select Awards & Accolades

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